UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

                                   FORM 8-K/A

                                 CURRENT REPORT
     Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934



Date of Report  April  14, 2003
                ---------------

                              Garuda Capital Corp.
                      -------------------------------------
             (Exact name of registrant as specified in its chapter)

         Nevada                       0 - 30927                  980209053
----------------------------   ------------------------     -------------------
(State or other jurisdiction   (Commission File Number)     (IRS Employer ID #)
    of incorporation)


#502 - 1978 Vine Street, Vancouver, B.C., Canada                  V6K 4S1
------------------------------------------------            -------------------
(Address of principal executive offices)                        (Zip Code)


Registrant's telephone number, including area code    604-675-7643
                                                      ------------


        ----------------------------------------------------------------
          (Former name or former address, if changed since last report)



Explanatory Note on the Amendment

On May 1, 2002 an 8-K was filed announcing the acquisition by Garuda Capital Corp. of all the outstanding shares of Hagensborg Foods Ltd. and Natural Program Inc. Audited financial statements of Hagensborg Foods Ltd. for the period ended June 30, 2000 and June 30, 2001, the audited financial statements of Natural Program Ltd. for the period ended June 30, 2001 and the pro forma financial statements for Garuda Capital Corp. as at March 31, 2002 giving effect to the purchases as if they had occurred on July 1, 2000 were filed on June 17, 2002. An amendment to the June 17, 2002 8-K was filed on January 21, 2003 which disclosed the reporting currency of Hagensborg Foods Ltd., and filed unaudited financial statements for the nine month period ended March 31, 2001.


This amendment files audited financial statements of Hagensborg Foods Ltd., for the nine month period ending March 31, 2001 which thereby provides the U.S. GAAP reconciliation disclosures referred to in the Amended 8-K filed January 21, 2003.

This Amendment has revised the following section:

Item 7. Financial Statements


                                   SIGNATURES


Pursuant to the requirements of the Securities Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                                   Garuda Capital Corp.
                                                 --------------------------
                                                       (Registrant)


                                                     /s/ C. Robin Relph
                                                 --------------------------
                                                         (Signature)
Date   April 14, 2003                             C. Robin Relph, President

Item 3.1: Interim financial statements for the 6 months ending December 31, 2001


Hagensborg Foods Ltd.
Statement of Operations
for the period from July 1, 2001 to December 2001                   (US Dollars)

                                                 Jul.1-Dec.31       Jul.1-Dec.31
                                                     2001               2000
--------------------------------------------------------------------------------
REVENUE

Sales                                            $ 1,017,515        $ 1,135,223
Cost of goods sold                                   725,046            863,531
--------------------------------------------------------------------------------
                                                     292,469            271,692


EXPENSES
Premises and equipment leases                         62,397             42,394
General and administrative                            91,940            194,636
Depreciation                                          32,599             29,189
Sales and marketing                                   50,350             28,392
--------------------------------------------------------------------------------
                                                     237,285            294,611
--------------------------------------------------------------------------------

Income before extraordinary loss                      55,183            (22,919)

Extraordinary loss                                   (13,333)              --
--------------------------------------------------------------------------------

NET LOSS                                         $    41,850        $   (22,919)
--------------------------------------------------------------------------------

Item 3.2: Interim financial statements for the 6 months ending December 31, 2001



NATURAL PROGRAM LTD.
STATEMENTS OF OPERATIONS AND DEFICIT
For the period from July 1, 2001 to December 31, 2001


--------------------------------------------------------------------------------

REVENUE
            Sales                                                        $33,815
            --------------------------------------------------------------------
EXPENSES
            Purchases                                                     14,940
            Commissions                                                   12,022
            --------------------------------------------------------------------
                                                                          26,962
            --------------------------------------------------------------------

GROSS PROFIT                                                               6,853
--------------------------------------------------------------------------------


EXPENSES
            Advertising and promotions                                    19,956
            Amortization                                                   6,743
            Consulting fees                                                8,699
            Dues, fees and licenses                                          925
            Freight                                                        3,370
            Insurance                                                      3,090
            Interest and bank charges                                      3,690
            Occupancy costs                                                5,636
            Office and administrative services                             5,887
            Professional fees                                              2,916
            Salaries and benefits                                         10,162
            --------------------------------------------------------------------
                                                                          71,074
            --------------------------------------------------------------------

LOSS FOR THE YEAR                                                         64,221

DEFICIT, BEGINNING OF YEAR                                                  --
--------------------------------------------------------------------------------
DEFICIT, END OF YEAR                                                     $64,221
--------------------------------------------------------------------------------

Item 4.1

PRICEWATERHOUSECOOPERS
--------------------------------------------------------------------------------


        Hagensborg Foods, Ltd.
        (formerly Celestial Chocolates Corporation)



        Financial Statements (Canadian Dollars)
        June 30, 2000




PricewaterhouseCoopers LLP
Chartered Accountants
5611 Cooney Road
Suite 100
Richmond British Columbia
Canada V6X 3J6
Telephone +1 (604) 806 7000
Facsimilie +1 (604) 806 7217


September 15, 2000





Auditors' Report
To the Shareholders of Hagensborg Foods Ltd.


We have audited the balance sheet of Hagensborg Foods Ltd. as at June 30, 2000 and the statements of loss and deficit and cash flows for the year then ended. These financial statements are the responsibility of the company's management. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with, Canadian generally accepted auditing standards. These standards require that we plan and perform an audit to obtain reasonable assurance whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Art audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation.

In, our opinion, these financial statements present fairly, in all material respects, the financial position of the company as at June 30, 2000 and the results of its operations and its cash flows for the year then ended in accordance with Canadian generally accepted accounting principles. As required by the British Columbia Company Act, we report that, in our opinion, these principles have been applied on a basis consistent with that of the preceding year.

/s/ PricewaterhouseCoopers LLP


Chartered Accountants




PricewaterhouseCoopers refers to the Canadian firm of PricewaterhouseCoopers LLP and other members of the worldwide PricewaterhouseCoopers organization.

Hagensborg Foods Ltd.
Balance Sheet
As at June 30, 2000
All in Canadian Dollars
--------------------------------------------------------------------------------


                                                          2000             1999
                                                           $                 $
Assets

Current assets
Accounts receivable (note 10(a))                          452,754       132,371
Income taxes receivable                                      --          24,800
Inventory (note 3)                                        135,841       632,988
Prepaid expenses                                           51,740        53,422
Loan receivable                                              --           7,131
                                                       ----------    ----------
                                                          640,335       850,712
Capital assets (note 4)                                   592,202       670,359
                                                       ----------    ----------
                                                        1,232,537     1,521,071
                                                       ----------    ----------
Liabilities

Current liabilities
Bank overdraft (note 5)                                     7,248       139,390
Bank operating loan (note 5)                              237,000       250,000
Accounts payable and accrued liabilities                  520,907       366,041
Current portion of long-term debt (note 6)                132,060       155,292
Current portion of capital lease obligation (note 7)       15,227        13,739
Loan payable (note 10(b))                                  30,000        30,000
                                                       ----------    ----------
                                                          942,442       954,462

Long-term debt (note 6)                                    80,233       212,293

Capital lease obligation (note 7)                          29,244        44,471

Advances from related parties (note 8)                    452,500       125,000
                                                       ----------    ----------
                                                        1,504,419     1,336,226
                                                       ----------    ----------
Shareholders' Deficiency

Capital stock (note 9)                                    900,000       600,000

Deficit                                                (1,171,882)     (415,155)
                                                       ----------    ----------
                                                         (271,882)      184,845
                                                       ----------    ----------
                                                        1,232,537     1,521,071
                                                       ----------    ----------
Going concern (note 1)


Approved by the Board of Directors

/s/ C. Robin Relph

PricewaterhouseCoopers

Hagensborg Foods Ltd.
Statement of Loss and Deficit
For the year ended June 30, 2000
All in Canadian Dollars

-------------------------------------------------------------------------------
                                                          2000           1999
                                                            $              $

Sales                                                   2,565,380     2,219,793

Cost of goods sold                                      2,105,767     1,715,922
                                                       ----------    ----------
Gross profit                                              459,613       503,871
                                                       ----------    ----------
Expenses
Amortization                                               78,157        76,522
Bad debts                                                  19,051        37,566
Commissions                                                57,749        80,760
Insurance                                                  33,130        50,369
Interest and bank charges                                  26,921        29,599
Interest on long-term obligation                           46,660        61,799
Memberships and trade shows                                23,184        13,873
Office and general                                        104,830        45,382
Premises and equipment leases                             151,918       171,110
Professional fees                                          63,091        29,331
Repairs and maintenance                                    70,116        52,894
Research and development                                    2,066         4,700
Salaries, benefits and management fees                    278,141       290,655
Telephone                                                  12,395        17,183
Travel and promotion                                       28,893       129,972
Write-off of discontinued packaging                       211,317          --
                                                       ----------    ----------
                                                        1,207,619     1,091,715
                                                       ----------    ----------
Loss before income taxes                                 (748,006)     (587,844)
                                                       ----------    ----------
Recovery of (provision for) income taxes
Current                                                    (8,721)        8,000
Deferred                                                     --          33,200
                                                       ----------    ----------
                                                           (8,721)       41,200
                                                       ----------    ----------
Loss for the near                                        (756,727)     (546,644)

Retained earnings (deficit) - Beginning; of year         (415,155)      131,489
                                                       ----------    ----------

Deficit - End of year                                  (1,171,882)     (415,155)
                                                       ----------    ----------

PricewaterhouseCoopers


Hagensborg Foods Ltd.
Statement of Cash Flows
For the year ended June 30, 2000
All in Canadian Dollars
--------------------------------------------------------------------------------
                                                              2000        1999
                                                                $           $
Cash flows from operating activities
Loss for the year                                          (756,727)   (546,544)
     Items not affecting working capital
          AmortizAtion                                       78,157      76,522
          Deferred income taxes                                --       (33,200)
          Write-off of discontinued packaging               211,317        --
                                                           --------    --------
                                                           (467,253)   (503,322)
                                                           --------    --------
Net change in non-cash working capital balances
     Accounts receivable                                   (320,383)    101,985
     Income taxes receivable                                 24,800      (8,000)
     Inventory                                              285,830     (78,666)
     Prepaid expenses                                         1,682       7,727
     Accounts payable and accrued liabilities               154,866      38,154
     Loan payable                                              --        30,000
                                                           --------    --------
                                                            146,795      91,200
                                                           --------    --------
                                                           (320,458)   (412,122)
                                                           --------    --------
Cash flows from investing activities
Purchase of capital assets                                     --      (118,518)
Reduction of loan receivable                                  7,131       1,700
                                                           --------    --------
                                                              7,131    (116,818)
                                                           --------    --------

Cash flows from financing activities
Advances from related parties                               327,500      71,800
Increase (decrease) in bank operating loan                  (13,000)     32,942
Repayment of long-term debt                                (155,292)   (155,292)
Proceeds from (repayment of) capital lease obligation       (13,739)     58,210
Proceeds from issuance of shares                            300,000     360,000
                                                           --------    --------
                                                            445,469     367,660
                                                           --------    --------
Increase (decrease) in cash during the year                 132,142    (161,280)
Cash (bank overdraft) - Beginning of year                  (139,390)     21,890
                                                           --------    --------
Bank overdraft - End of year                                 (7,248)   (139,390)
                                                           --------    --------
Interest paid                                                  --        61,799
                                                           --------    --------
Income taxes paid                                              --          --
                                                           --------    --------

PricewaterhouseCoopers




Hagensborg Foods Ltd.
Notes to Financial Statements
June 30, 2000
All in Canadian Dollars
-----------------------------------------------------------------------



1    Going concern

     During the years ended June 30, 20O0 and 1999, the company incurred significant losses. As at June 30, 2000, there is a deficit of $1,171,882 (1999 - $415,155) and a working capital deficiency of $302,108 (1999 - $103,750). The company was also in contravention of certain covenants included in its banking agreement. These conditions create doubt about the company's ability to carry on as a going concern without further support of the shareholders.

     These financial statements have been prepared on a going concern basis, which assumes that the company will realize its assets and discharge its liabilities in the normal course of business. If the company is not able to achieve profitable operations and receive the continued financial support of its lenders and shareholders, assets may be realized and liabilities discharged at significantly different amounts to those presented in the financial statements.


2    Significant accounting policies

     Inventory

     Inventory is recorded at the lower of average cost and market. Cost includes materials, labour and applicable factory overhead. Market is replacement cost for raw materials and supplies and net realizable value for finished goods.

     Capital assets

     Capital assets are recorded at cost less accumulated amortization. Amortization is provided for over the estimated useful lives of the assets on the following basis:

Manufacturing equipment                     15 years straight-line
Furniture and fixtures                      15 years straight-line
Computer hardware and software              15 years straight-line
Manufacturing tools                         15 years straight-line
Leasehold improvements                      20% straight-line
Trademarks                                  20% declining balance

     Foreign currency translation

     Transactions in foreign currencies are initially recorded in Canadian dollars at exchange rates in effect at the date of the transaction. Monetary assets and liabilities denominated in foreign currencies are translated into Canadian dollars at the year-end exchange rates. The resultant gain or loss is included in net earnings

     Income taxes

     The company records income taxes by the deferral method.




                                       (1)

PricewaterhouseCoopers

Hagensborg Foods Ltd.
Notes to Financial Statements
June 30, 2000
All in Canadian Dollars
-----------------------------------------------------------------------
     Use of estimates

     A precise determination of many assets and liabilities is dependent upon future events, and therefore, the preparation of financial statements in conformity, with Canadian generally accepted accounting principles requires management to use estimates and assumptions. These estimates affect the reported amounts of assets and liabilities and the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period Actual results could differ from those estimates.

3    Inventory

                                                     2000        1999
                                                        $           $

        Raw materials                               72,430     163,374
        Finished goods                              57,049     100,282
        Packaging supplies                            --       361,702
        Other supplies                               6,361       7,630
                                                   -------     -------
                                                   135,840     632,988
                                                   -------     -------

     The ability of the company to realize the cost of its packaging supplies is dependent on the level of future sales of certain products. In management's estimate, these levels will be met. However, if the assumptions used by management in making this determination are not borne out by the actual results, it is reasonably possible, based on existing knowledge, that the net recoverable amount could be less than the carrying cost by a material amount.


4    Capital assets
                                                                          2000        1999
                            ---------------------------------------------------   --------
                                              Accumulated
                             Cost             amortization               Net         Net
                               $                     $                    $           $
 Manufacturing equipment    649,808               173,479              476,329     511,319
 Furniture and fixtures      41,960                17,506               24,454      27,946
 Computer hardware and
      software               83,006                54,185               28,821      43,232
 Manufacturing tools         14,181                 5,357                8,824      10,084
 Leasehold improvements     125,982                83,459               42,523      63,924
 Trademarks                  25,672                14,421               11,251      13,854
                            ---------------------------------------------------   --------
                            940,609               348,407              592,202     670,359
                            ---------------------------------------------------   --------

     Capital assets include manufacturing equipment under capital lease with a cost of $67,000 less accumulated amortization of $67,000 (1999 - $2,233).




                                       (2)
PricewaterhouseCoopers

Hagensborg Foods Ltd.
Notes to Financial Statements
June 30, 2000
All in Canadian Dollars
-----------------------------------------------------------------------


5   Bank indebtedness

     The company has a $250,000 demand line of credit facility, subject to limitations based on the level of accounts receivable and inventory. Outstanding advances bear interest at prime plus 1.75%. See note 6 for security on the facility.


6    Long-term debt


                                                                      2000        1999
                                                                         $           $
Bank of Nova Scotia term loan, payable at $7,291 per month plus
     interest at prime plus 2.25%, due March 22, 2002               167,725     255,217
Bank of Nova Scotia term loan, payable at $5,650 per month plus
     interest at prime plus 3%, due August 22, 2000                  44,568     112,368
                                                                    -------     -------
                                                                    212,293     367,585
Less: Current portion                                               132,060     155,292
                                                                    -------     -------
                                                                     80,233     212,293
                                                                    -------     -------


     The following have been provided as security for the amounts owing to the Bank of Nova Scotia:

     - a general security agreement over all present and future persona[ property with appropriate insurance coverage loss, if any, payable to the bank

     - a general assignment of book debts and security under Section 427 of the Bank Act

     - commercial creditor life insurance of $200,000 on each of the lives of Vincent van den Bosch and Marijke van den Bosch

     - guarantees by certain shareholders and related individuals and a collateral mortgage providing a third fixed charge for an unspecified amount over a residence

     - a postponement agreement covering an amount of $37,000 supported by respective promissory note(s).

     Subsequent to year end, the bank term loans and bank indebtedness were repaid.




                                                                             (3)
PricewaterhouseCoopers

Hagensborg Foods Ltd.
Notes to Financial Statements
June 30, 2000
All in Canadian Dollars
-----------------------------------------------------------------------

7    Capital lease obligation

     Minimum payments under the capital lease obligation are as follows:

                                        2000            1999
                                         $               $
     2000                               --            21,710
     2001                             19,044          21,710
     2002                             19,044           9,046
     2003                              7,936          21,710
                                     -------         -------
     Total minimum lease payments     46,024          74,176
     Less: Computed interest          (1,553)        (15,966)
                                      -------         -------
                                      44,471          58,210
     Less: Current portion           (15,227)        (13,739)
                                      -------         -------
                                      29,244          44,471
                                      -------         -------

     Interest expense on the capital lease obligation amounts to $5,305 (1999 - $3,167).


8    Advances from related parties

     Advances from related parties are unsecured, non-interest bearing, and without specific terms of repayment. During the year, the directors of the company agreed to issue 40,000 Class A common shares as consideration for the repayment of a $50,000 advance.

9    Capital stock Authorized

    1,000,000 Class A voting common shares without par value 10,000 Class B non-voting common shares without par value 1,000,000 Class A non-voting preferred shares with no par value, redemption value of $1 and preferential cumulative dividend at a rate of 1999 - 10,000)

     Issued and outstanding



                                                      2000            1999
                                                        $               $
     800,000 Class A common shares (1999 - 300,000)  660,000         360,000
     240,000 Class A preferred shares                240,000         240,000
                                                   --------------------------
                                                     900,000         600,000

                                      (4)
PricewaterhouseCoopers

Hagensborg Foods Ltd.
Notes to Financial Statements
June 30, 2000
All in Canadian Dollars
-----------------------------------------------------------------------

     At year end, cumulative undeclared dividends on the Class A preferred shares were $25,600 (1999 - $6,400)

     During the year, the company:

     o altered its authorized share capital by an increase in authorized Class A preferred shares from 10,000 to 1,000,000 shares

     o issued to Hagensborg Limited, a related company 500,000 Class A common shares for $300,000.


10   Related party transactions

     During the year, the company had:

     a) product sales in the normal course of business and transferred $179,443 of packaging inventory, at cost, to Hagensborg Foods Corporation (HFC). At year end, $307,947 owing from HFC is included in accounts receivable

     b) sales of $nil (1999 - $5,988) to a company related to a former shareholder. At year end, $4,242 (1999 - $4,262) owing from this company is in accounts receivable and $13,617 (1999 - $17,355) of packaging materials is held in inventory for this company. Subsequent to year end, the company received payment for the receivable and inventory and repaid the loan payable.

     Accounts payable and accrued liabilities include $nil (1999 - $53,882) due to related parties.


11   Commitments

     Premises and equipment leases

     The company leases certain premises and equipment. Annual minimum lease payments are due as follows:


                                                               $

         2001                                              161,300

         2002                                              161,300

     Inventory purchases

     The company has entered into a forward purchase, contract expiring December 31, 2001 for the purchase of specified quantities of chocolate at a fixed price denominated in Canadian dollars.





                                                                             (5)
PricewaterhouseCoopers

Hagensborg Foods Ltd.
Notes to Financial Statements
June 30, 2000
All in Canadian Dollars
-----------------------------------------------------------------------


12   Financial instruments

     Interest rate risk

     The company is exposed to interest rate risk on the bank indebtedness and long-term debt, which bear interest at floating rates as described in notes 5 and 6.

     Credit risk

     The company does not have any concentration of credit risk as revenues are earned from a diversified customer base.

     Exchange risk

     The company is exposed to foreign exchange risk, as a significant portion. of its sales are denominated in U.S. currency.


13   Income taxes

     The company has non-capital losses for tax purposes of approximately 51,332,000, the benefit of which has not been recognized in the financial statements, The losses are available to reduce taxable income in future years. If not utilized, these losses will expire as follows:

                                                                         $

               June 30
               2006                                                597,000
               2007                                                735,000


14   Subsequent events

     a) Effective September 7, 2000, the company altered its authorized share capital by an increase in Class A common shares from 1,000,000 to 100,000,000 shares.

     b) On September 21, 2000, the company issued 5,000,000 Class A common shares to Hagensborg Limited, a related company, for $500,000

     c) Effective August 1, 2000, the company, issued to Hagensborg Limited and Madrona Investments Ltd. convertible debentures of $300,000 each. The debentures bear interest at 8% per annum and are payable in full on September 1, 2003. At any time while principal or accrued interest is outstanding, the debenture holder may convert any portion of the outstanding amount into Class A common shares at the price of $0.20 per share.





                                                                             (6)
PricewaterhouseCoopers

Hagensborg Foods Ltd.
Notes to Financial Statements
June 30, 2000
All in Canadian Dollars
-----------------------------------------------------------------------

15   Contingencies

     In March 1998, two former employees of the company filed a statement of claim against the company and its shareholders. The company filed a statement of defence and the outcome of this matter is not determinable.

Item 4.2









                           CONSOLIDATED FINANCIAL STATEMENTS


                              HAGENSBORG FOODS LTD.

                           VANCOUVER, BRITISH COLUMBIA, CANADA

                           MARCH 31, 2002











                           1.  INDEPENDENT AUDITORS' REPORT

                           2.  CONSOLIDATED BALANCE SHEET

                           3.  CONSOLIDATED STATEMENT OF OPERATIONS

                           4.  CONSOLIDATED STATEMENT OF STOCKHOLDER'S EQUITY

                           5.  CONSOLIDATED STATEMENT OF CASH FLOWS

                           6.  NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

                          INDEPENDENT AUDITORS' REPORT






To the Shareholders of Hagensborg Foods Ltd.

We have audited the accompanying consolidated balance sheet of Hagensborg Foods Ltd. as of March 31, 2002 and the related consolidated statements of operations, changes in stockholders' equity and cash flows for the nine months ended March 31, 2002. These consolidated financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these consolidated financial statements based on our audit.

We conducted our audit in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, these consolidated financial statements present fairly, in all material respects, the financial position of Hagensborg Foods Ltd. as of March 31, 2002 and the results of its operations and its cash flows for the period then ended in accordance with accounting principles generally accepted in the United States of America.

The accompanying consolidated financial statements have been prepared assuming that the Company will continue as a going concern. As discussed in Note 1 to the consolidated financial statements, the Company has suffered recurring losses from operations and has a large deficit that raise substantial doubt about its ability to continue as a going concern. Management's plans in regards to these matters are also described in Note 1. These consolidated financial statements do not include any adjustments that might result from the outcome of this uncertainty.


                                                      /s/ SPICER, JEFFRIES & CO.

Denver, Colorado
April 10, 2003

Hagensborg Foods Ltd.

CONSOLIDATED BALANCE SHEET


March 31, 2002                                                    (US Dollars)




                                                                      2002
--------------------------------------------------------------------------------
ASSETS

Current
    Accounts receivable                                         $     203,259
    Inventory  [Note 3]                                               225,402
    Prepaid expenses                                                   12,167
--------------------------------------------------------------------------------

    Total current assets                                              440,828
Property and equipment  [Note 4]                                      283,262
--------------------------------------------------------------------------------

                                                                $     724,090
================================================================================

LIABILITIES

Current
    Bank indebtedness [Note 5]                                  $      52,038
    Accounts payable and accrued expenses                             184,871
    Advance from related party (Note 12)                              450,000
--------------------------------------------------------------------------------

    Total current liabilities                                         686,909

Amounts due to shareholders [Note 6]                                   28,000
--------------------------------------------------------------------------------
                                                                      714,909
STOCKHOLDERS' EQUITY

Share capital, Class A, 1,000,000,000 authorized,
  issued and outstanding, 6,894,000 shares [Note 7]                   736,667
Preferred stock, Class A, 1,000,000 shares authorized,
  issued and outstanding 240,000 shares                               160,000
Contributed surplus [Note 7]                                          120,000
Deficit                                                           (1,007,486)
--------------------------------------------------------------------------------
                                                                        9,181
--------------------------------------------------------------------------------
                                                                $     724,090
================================================================================







The accompanying notes are an integral part of this statement.

Hagensborg Foods Ltd.

CONSOLIDATED STATEMENT OF OPERATIONS


Nine months ended March 31, 2002                                    (US Dollars)




                                                                          2002

--------------------------------------------------------------------------------
REVENUE

Sales                                                               $ 1,168,522

Cost of goods sold                                                      960,966
--------------------------------------------------------------------------------
Gross profit                                                            207,556

EXPENSES

Premises and equipment leases                                            92,978
Salaries and benefits                                                    58,551
Depreciation                                                             44,089
Interest and bank charges                                                31,770
Office and general                                                       26,366
Professional fees                                                        14,858
Telephone and utilities                                                   5,382
Repairs and maintenance                                                   5,129
Insurance                                                                 4,786
Travel and promotion                                                      2,706
Other                                                                       614
--------------------------------------------------------------------------------
                                                                        287,229
--------------------------------------------------------------------------------
Net loss before loss on disposition of equipment                        (79,673)

Loss on disposition of equipment                                        (15,566)
--------------------------------------------------------------------------------
NET LOSS                                                                (95,239)

Deficit, beginning of period                                           (925,457)
--------------------------------------------------------------------------------
DEFICIT, end of period                                              $(1,020,696)
================================================================================




The accompanying notes are an integral part of this statement.                 3


Hagensborg Foods Ltd.

CONSOLIDATED STATEMENTS OF STOCKHOLDER'S EQUITY


March 31, 2002                                                                                         (US Dollars)



--------------------------------------------------------------------------------------------------------------------
                                                                                        Accumulated
                                                                                     Deficit and Other
                                          Share Capital           Contributed          Comprehensive
                                      Common        Preferred       Surplus                Income           Total
--------------------------------------------------------------------------------------------------------------------
Balance, June 30, 2001        $      672,400    $      160,000   $      117,600    $     (925,457)   $       24,543

2002
Common stock issued for debt          66,667                -                 -                -             66,667
Common stock cancelled               (2,400)                -             2,400                -                 -
Translation adjustment                     -                -                 -            13,210            13,210
Net loss                                   -                -                 -           (95,239)          (95,239)
--------------------------------------------------------------------------------------------------------------------

Balance, March  31, 2002      $      736,667    $      160,000   $      120,000    $   (1,007,486)   $        9,181
====================================================================================================================





The accompanying notes are an integral part of this statement.                                                    4

Hagensborg Foods Ltd.

CONSOLIDATED STATEMENT OF CASH FLOWS


Nine months ended March 31, 2002                                    (US Dollars)




                                                                         2002
--------------------------------------------------------------------------------

OPERATIONS

Net loss                                                              $ (95,239)
Items not involving cash:
    Depreciation                                                         44,089
    Loss on disposition of equipment                                     15,566
    Foreign currency translation                                         13,210
Changes in non-cash working capital items:
    Increase in accounts receivable                                      12,719
    Decrease in prepaid expenses                                          2,005
    Decrease in accounts payable and accrued expenses                   (59,885)
    Increase in inventory                                               (37,398)
--------------------------------------------------------------------------------
                                                                       (104,933)
FINANCING

Advance from related party                                              450,000
Increase in amounts due to shareholders                                  19,669
Repayment of capital lease obligations                                  (23,597)
Repayment of convertible debenture                                     (400,000)
--------------------------------------------------------------------------------
                                                                         46,072
INVESTING

Proceeds from sale of property and equipment                              6,029
--------------------------------------------------------------------------------
Decrease in cash                                                        (52,832)

Cash, beginning of period                                                   794
--------------------------------------------------------------------------------
CASH (BANK INDEBTEDNESS), end of period                               $ (52,038)
================================================================================




The accompanying notes are an integral part of this statement.                 5

Hagensborg Foods Ltd.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS


Nine months ended March 31, 2002                                    (US Dollars)



1.  NATURE OF OPERATIONS
--------------------------------------------------------------------------------
Hagensborg Foods Ltd., incorporated in British Columbia, Canada, is a privately held Company which sells and processes specialty food products. The Company sells its products to wholesale and retail customers in North America.

For the year ended March 31, 2002 the Company incurred an operating loss of $95,239 . The Company's ability to continue its operations and to realize assets at their carrying values is dependent upon the continued support of its shareholders, obtaining additional financing and generating revenues sufficient to cover its operating costs. Management's plans in regard to these matters are to raise additional equity funds as to meet any operating needs.

The financial statements do not give effect to any adjustments which would be necessary should the Company be unable to continue as a going concern and therefore be required to realize its assets and discharge its liabilities at amounts different from those reflected in these consolidated financial statements.


2.  SIGNIFICANT ACCOUNTING POLICIES
--------------------------------------------------------------------------------
Basis of consolidation - The consolidated financial statements include the accounts of the Company and its wholly-owned subsidiary, Hagensborg Seafoods Ltd. All significant inter-company items have been eliminated in consolidation.

Inventory - Inventory is recorded at the lower of average cost and market. Cost includes materials, labor and applicable warehouse overhead. Market is replacement cost for raw materials and supplies and net realizable value for finished goods.

Revenue recognition - Revenue from the sale of products to customers is recognized at the time goods are shipped.

Property and equipment - Property and equipment is recorded at cost less accumulated amortization. Amortization is provided for over the estimated useful lives of the assets on the following basis and annual rates:

Asset                                 Basis                           Rate
--------------------------------------------------------------------------------
Manufacturing equipment               Straight-line                15 years
Manufacturing tools                   Straight-line                15 years
Furniture and fixtures                Straight-line                15 years
Leasehold improvements                Straight-line                     20%
Computer hardware and software        Straight-line                15 years
Trademarks                            Declining balance                 20%

Foreign currency translations - Transactions in Canadian currency are initially recorded in US dollars at exchange rates in effect at the date of the transaction. Monetary assets and liabilities denominated in foreign currencies are translated into US dollars at the year-end exchange rates. All exchange gains and losses are deferred in shareholders equity.

Leases - Leases are classified as capital or operating leases. Leases which transfer substantially all of the benefits and risks incident to ownership of property are accounted for as capital leases. All other leases are accounted for as operating leases and the related lease payments are charged to expense as incurred.

Hagensborg Foods Ltd.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS continued


Nine months ended March 31, 2002                                    (US Dollars)



2.  SIGNIFICANT ACCOUNTING POLICIES (continued)
--------------------------------------------------------------------------------
Financial instruments - Substantially all of the Company's assets and liabilities are carried at fair value or contracted amounts that approximate fair value. Estimates of fair value are made at a specific point in time, based on relative market information and information about each financial instrument, specifically, the value of the underlying financial instrument. Assets that are recorded at fair value consist largely of short-term receivables and other assets, which are carried at contracted amounts that approximate fair value. Similarly, the Company's liabilities consist of short term liabilities recorded at contracted amounts that approximate fair value.

It is management's opinion that the company is not exposed to significant interest, credit risk or currency risks arising from its financial instruments.

Future income taxes - Future income taxes are recognized for the future income tax consequences attributable to temporary differences between the carrying values of assets and liabilities and their respective income tax bases. Future income tax assets and liabilities are measured using enacted income tax rates expected to be recovered or settled. The effect on future income tax assets and liabilities of a change in rates is included in earnings in the period the includes the enactment date. Future income tax assets are recorded in the financial statements if realization is considered more likely than not.

Use of estimates - The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.


3.  INVENTORY
--------------------------------------------------------------------------------

                                                                  2002
-------------------------------------------------------------------------

Packaging supplies                                          $     163,192
Raw materials                                                      20,601
Finished goods                                                     37,368
Other supplies                                                      4,241
-------------------------------------------------------------------------
                                                            $     225,402
=========================================================================

Hagensborg Foods Ltd.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS continued


Nine months ended March 31, 2002                                    (US Dollars)



4.  PROPERTY AND EQUIPMENT

--------------------------------------------------------------------------------
                                                    Accumulated   Net Book Value
                                      Cost          Depreciation       2002
--------------------------------------------------------------------------------
Manufacturing equipment            $    385,990    $    151,047    $  234,943
Manufacturing tools                      33,328          13,668        19,660
Furniture and fixtures                   33,176          17,752        15,424
Leasehold improvements                   83,988          80,981         3,007
Computer hardware and software           60,179          53,871         6,308
Trademarks                               16,546          12,626         3,920
--------------------------------------------------------------------------------
                                   $    613,207    $    329,945    $  283,262
================================================================================


5.  BANK INDEBTEDNESS
--------------------------------------------------------------------------------
The company has a $250,000 overdraft facility. It is personally guaranteed by a shareholder of the company. Outstanding advances bear interest at prime plus 1.75%.


6.  AMOUNTS DUE TO SHAREHOLDERS
--------------------------------------------------------------------------------
Advances due to shareholders are unsecured, non-interest bearing, and have no specific terms of repayment.

Hagensborg Foods Ltd.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS continued


Nine months ended March 31, 2002                                    (US Dollars)



7.  SHARE CAPITAL

The Company has authorized share capital as follows:
         100,000,000 Class A voting common shares without par value
         10,000 Class B non-voting common share without par value
         1,000,000 Class A non-voting preferred shares with no par value, redemption value of CDN$1 and preferential cumulative dividend at a rate of 8%

The shares issued and outstanding are as follows:
                                                          2002
                                                   Number           Amount
--------------------------------------------------------------------------------
Common shares - Class A
Balance, beginning of period                       5,903,000    $     672,400
Shares issued (cancelled):
  for debt                                         1,000,000           66,667
  cancelled                                          (9,000)          (2,400)
--------------------------------------------------------------------------------
Balance, end of period                             6,894,000    $     736,667

Class A preferred shares

Balance, beginning and end of period                 240,000    $     160,000
--------------------------------------------------------------------------------
                                                                $     896,667
================================================================================

No Class B shares have been issued.

As of March 31, 2002 cumulative undeclared dividends on the Class A preferred shares amounted to $29,867.

Hagensborg Foods Ltd.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS continued


Nine months ended March 31, 2002                                    (US Dollars)



8.  RELATED PARTY TRANSACTIONS
--------------------------------------------------------------------------------
During the year the Company had the following related party transactions:

The Company had product sales of $276,590 in the normal course of business and purchased $12,504 of packaging inventory, at cost, from Hagensborg Food Corporation ("HFC"). HFC and the Company are controlled by common shareholders. Accounts receivable includes $24,723 due from HFC. Accounts payable includes $18,248 due to HFC.

The Company is indebted to its shareholders as described in Note 6.


9. COMMITMENTS
--------------------------------------------------------------------------------
The Company leases certain premises and equipment. Annual minimum lease payments are due as follows:

         2003                                                      $     93,822
         2004                                                             1,212
         2005                                                               303
--------------------------------------------------------------------------------
                                                                   $     95,337
===============================================================================


10. INCOME TAXES
--------------------------------------------------------------------------------
The Company has non-capital losses of $1,105,000 which may be available to be applied against any future taxable income. The future income tax asset in respect of these losses has not been recognized in the financial statements.

                                                                         2002
--------------------------------------------------------------------------------
Income taxes based on a combined basic federal
    and provincial income tax rate of 45.1%                        $    (42,953)
Decrease in taxes resulting from:
    Losses for which an income tax benefit has not been recognized       42,953
--------------------------------------------------------------------------------

Income tax expense                                                 $           -
================================================================================

Hagensborg Foods Ltd.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS continued


Nine months ended March 31, 2002                                    (US Dollars)



11. INCOME TAXES (continued)
--------------------------------------------------------------------------------
The Company's tax losses will expire, if not used, as follows:

                  2006                                           $      398,000
                  2007                                                  490,000
                  2008                                                  135,000
                  2009                                                   82,000
--------------------------------------------------------------------------------
                                                                 $    1,105,000
================================================================================


12. SUBSEQUENT EVENT
--------------------------------------------------------------------------------
On April 19, 2002, the Company acquired all the assets of HFC, excluding the cash and accounts receivable, for $1,000,000. HFC shares certain common shareholders and directors with the Company.

On April 1, 2002, the Company was acquired by Garuda Capital Corp. (Garuda) for $700,000. As of March 31, 2002, Garuda advanced $450,000 toward the purchase price to the Company.